Exhibit 99.10

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1: Name and Address of Company

Goldgroup Mining Inc. (the "Company")

Suite 1201, 1166 Alberni Street

Vancouver, BC V6E 3Z3

Item 2: Date of Material Change

March 7, 2025

Item 3: News Release

The news releases dated March 7, 2025, January 16, 2025 and August 14, 2024 disclosing the material change were disseminated via The Newswire and filed on SEDAR+. A copy of each of the news releases is attached as Schedule "A".

Item 4: Summary of Material Change

On August 14, 2025, the Company announced its intention to acquire all of the interests owned by a group of creditors (the "Creditor Group") who own a loan facility pursuant to which various advances were made to Minera Apolo, S.A. de C.V. (“Apolo”) (the “Loan Facility”). The outstanding amount under the Loan Facility is currently approximately USD $2.7 million and the facility is secured against the assets and shares of Apollo located in San Luis Potosi, Mexico. Apolo is the 100% owner of the fully permitted for construction gold project located 140 kilometers east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”), which consists of 30 mining concessions.

On January 16, 2025, the Company announced that it completed the acquisition of the Loan Facility on January 15, 2025 and planned to enforce its rights under the Loan Facility, in respect of the outstanding amounts under the Loan Facility, to acquire all shares of Apolo as full or partial settlement of the Loan Facility, resulting in the acquisition of the Pinos Project.

On March 7, 2025, the Company announced that it had entered into an Agreement to Suspend Enforcement Proceedings dated March 6, 2025 with Candelaria Mining Corporation ("CMC"), the parent company of Apolo, with respect to the Loan Facility, after having delivered notice of enforcement of the Company's rights under the Loan Facility to CMC on August 14, 2024, to avoid the lengthy process and costs associated with enforcing the Loan Facility.

Item 5.1: Full Description of Material Change

For a full description of the material change, see the news releases attached as Schedule "A".

Item 5.2: Disclosure for Restructuring Transactions

Not applicable.

Item 6: Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7: Omitted Information

Not applicable.

Item 8: Executive Officer

For further information, contact:

Ralph Shearing, CEO

Telephone: (604) 764-0965

Email: rshearing@goldgroupmining.com

Item 9: Date of Report

March 12, 2025

SCHEDULE "A"

News Release

[Please see attached news releases.]

GOLDGROUP PROPOSES TO ACQUIRE MINING PROJECT

Vancouver, British Columbia (August 14, 2024) Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF, BMV SIX:GGAN.MX) has entered into an agreement on August 13, 2024 (the “Agreement”) to acquire all of the interests owned by a group of creditors (the "Creditor Group") who own a loan facility pursuant to which various advances were made to Minera Apolo, S.A. de C.V. (“Apolo”) (the “Loan Facility”). The outstanding amount under the Loan Facility is currently approximately USD $2.7 million and the facility is secured against the assets and shares of Apollo located in San Luis Potosi, Mexico. Upon completion of the acquisition of the Loan Facility, the Company plans to commence enforcement actions and settlement discussions in respect of the outstanding amounts under the Loan Facility, with the ultimate goal being the transfer of the shares of Apolo as full or partial settlement of the Loan Facility. As a result, Goldgroup would acquire full ownership of Apolo which is the 100% owner of the fully permitted gold project located 140 kilometers east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”).

In consideration for the acquisition of the Loan Facility from the Creditor Group, the Company proposes to issue 50 million common shares pro rata to the members of the Creditor Group, pay cash consideration of USD $0.5M within 18 months of the closing date of the Agreement, and pay USD$1.5M in contingent consideration which is only due upon the completion of certain criteria, including a positive pre-feasibility study at the Pinos Project, the advancement of the project into commercial production, publishing an updated 43-101 with greater than 200,000 ounces of contained gold equivalent ounces for the Pinos Project, or the Company’s owned interest in the Pinos Project falling to less than 51%. However, there shall be no payments made under the Agreement (other than a small cash advance, most of which is refundable) until full legal and equitable title and interest in and to the Pinos Project shall have been obtained by the Company upon enforcement of the security underlying the Loan Facility by the Company.

The completion of the transactions contemplated in this news release are subject to receipt of all necessary approvals, including approval of the TSX Venture Exchange.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

+1 (604) 764-0965

THIS PRESS RELEASE, PROVIDED PURSUANT TO APPLICABLE CANADIAN REQUIREMENTS, IS NOT FOR DISTRIBUTION TO UNITED STATES NEWS SERVICES OR FOR DISSEMINATION IN THE UNITED STATES.

Neither the TSX Venture Exchange nor its Regulation Service Provider accepts responsibility for the adequacy or accuracy of this release.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such securities have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and, accordingly, may not be offered or sold within the United States, or to or for the account or benefit of persons in the United States or “U.S. Persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act, unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to an exemption from such registration requirements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding TSXV acceptance of the Company’s listing application and timing of this acceptance. Many of these assumptions are based on factors and events that are not within the control of Goldgroup and there is no assurance they will prove to be correct.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: non-completion of any proposed transactions; receipt of all required stock exchange and regulatory approvals,; the continued listing and trading of the Company’s common shares; the continuing impact of COVID-19; the continuing impact of regulatory responses to COVID 19 on the employees, business and operations of the Company; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A and other public disclosure by Goldgroup. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.

GOLDGROUP ANNOUNCES ACQUISITION OF LOAN FACILITY

Vancouver, British Columbia (January 16, 2025) Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF, BMV SIX:GGAN.MX) announces that, further to the news release disseminated by the Company on August 14, 2024 (the “August 14th News Release”), the Company completed the acquisition of the Loan Facility described in the August 14th News Release on January 15, 2025. The Company now plans to enforce its rights under the Loan Facility, in respect of the outstanding amounts under the Loan Facility, to acquire all shares of Minera Apolo, S.A. de C.V. (“Apolo”) as full or partial settlement of the Loan Facility.

Apolo is the 100% owner of the fully permitted for construction gold project located 140 kilometers east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”), which consists of 30 mining concessions. In consideration for the acquisition of the Loan Facility from the Creditor Group described in the August 14th News Release, the Company proposes to issue 50 million common shares paid pro rata to the members of the Creditor Group, the payment of cash consideration of USD $0.5M within 18 months of the closing date of the agreement entered in connection with the acquisition of the Loan Facility, and a payment of USD$1.5M in contingent consideration which is only due upon the completion of certain criteria, including a positive pre-feasibility study at the Pinos Project, the advancement of the project into commercial production, publishing an updated 43-101 with greater than 200,000 ounces of contained gold equivalent ounces for the Pinos Project, or the Company’s owned interest in the Pinos Project falling to less than 51%. However, there shall be no payments made under the Agreement (other than a small cash advance, most of which is refundable) until full legal and equitable title and interest in and to the Pinos Project shall have been obtained by the Company upon either a settlement agreement being executed or enforcement of the security underlying the Loan Facility by the Company.

The completion of the transactions contemplated in this news release are subject to receipt of all necessary approvals, including approval of the TSX Venture Exchange.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Service Provider accepts responsibility for the adequacy or accuracy of this release.

CAUTIONARY NOTE REGARDING PROPOSED CHANGES TO MEXICAN MINING LAWS

On May 8, 2023, several amendments to laws concerning the mining industry, referred to in the media as the "Mining Reform", were introduced by the Government of Mexico. Unless the challenge to the constitutional validity of the Mining Reform initiated by certain Parliamentary groups in Mexico is successful, the Mining Reform will impose tighter regulations on the mining industry through amendments to mining and related laws in Mexico. Some of the notable proposed amendments include changes to the current process for granting a mining concession through the public bidding process; a reduction of the term of such concessions to 30 years, with the possibility of an additional 25-year extension; conditioning the granting of a mining concession on the availability of water; the creation of a social impact assessment process, featuring a requirement for prior, free, and informed inquiries with the country's indigenous and Afro-Mexican communities; and an obligation to create and implement a Restoration, Closure, and Post-Closure Program for mining activities. If the constitutional challenge to the Mining Reform is ultimately denied, the Mining Reform could negatively affect the ability of the mining companies, including our Company, to operate mining businesses in Mexico.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding TSXV acceptance of the Company’s listing application and timing of this acceptance. Many of these assumptions are based on factors and events that are not within the control of Goldgroup and there is no assurance they will prove to be correct.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: non-completion of any proposed transactions; receipt of all required stock exchange and regulatory approvals,; the continued listing and trading of the Company’s common shares; the continuing impact of COVID-19; the continuing impact of regulatory responses to COVID 19 on the employees, business and operations of the Company; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation, including but not limited to the potential changes introduced by the Mining Reform, described above; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A and other public disclosure by Goldgroup. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.

GOLDGROUP ANNOUNCES ACQUISITION OF PINOS PROJECT

Vancouver, British Columbia (March 7, 2025) Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF, BMV SIX:GGAN.MX) announces that, further to the news releases disseminated by the Company on August 14, 2024 (the “August 14th News Release”) and January 16, 2025 (the “January 15th News Release”), the Company has entered into an Agreement to Suspend Enforcement Proceedings (the "Non-Enforcement Agreement") dated March 6, 2025 with Candelaria Mining Corporation ("CMC") with respect to the Loan Facility described in the August 14th News Release and January 15th News Release after delivering notice of enforcement of the Company's rights under the Loan Facility to CMC on August 14, 2024.

Pursuant to the terms of the Non-Enforcement Agreement, CMC will deliver all of the issued and outstanding shares of Minera Apolo, S.A. de C.V. (“Apolo”) to the Company provided that certain conditions set out in the Non-Enforcement Agreement are satisfied, including receipt of all required approvals from the TSX Venture Exchange (“TSXV”). As part of the agreement, the Company has agreed to:

-	Settle the approximately USD $2,702,873 owed on the Loan Facility;
-	Make a cash payment of USD $89,000 within five (5) days of receipt of all necessary approvals from the TSXV required by the Company and CMC to complete the transactions;
-	Make a cash payment of USD $89,000 on the later of (i) the delivery of the Apolo Shares to the Company, or (ii) six months after receipt of the TSXV Approvals, provided that the Apolo Shares have been delivered to the Company by such date; and
-	Issue 716,667 common shares of the Company at a deemed price of $0.40.

These payments are to avoid the lengthy process and costs associated with enforcing the Loan Facility.

Apolo is the 100% owner of the fully permitted for construction gold project located 140 kilometers east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”), which consists of 30 mining concessions. The Company acquired the Loan Facility from Creditor Group described in the August 14th News Release and January 15th News Release.

The completion of the transactions contemplated in this news release are subject to receipt of all necessary approvals, including approval of the TSXV.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO

+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Service Provider accepts responsibility for the adequacy or accuracy of this release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding TSXV approval of the non-enforcement agreement. Many of these assumptions are based on factors and events that are not within the control of Goldgroup and there is no assurance they will prove to be correct.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: non-completion of any proposed transactions; receipt of all required stock exchange and regulatory approvals,; the continued listing and trading of the Company’s common shares; the continuing impact of COVID-19; the continuing impact of regulatory responses to COVID 19 on the employees, business and operations of the Company; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation, including but not limited to the potential changes introduced by the Mining Reform, described above; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A and other public disclosure by Goldgroup. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.